Exhibit 32

BANK OF HAWAII CORPORATION

Section 1350 Certification

We hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of Bank of Hawaii Corporation (the “Issuer”) for the quarterly period ended March 31, 2004 (the “Periodic Report”):

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  April 28, 2004

/s/ Michael E. O’Neill
Michael E. O’Neill
Chairman of the Board and Chief Executive Officer

/s/ Allan R. Landon
Allan R. Landon
President, Chief Financial Officer and Treasurer